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EXHIBIT 10.58
SECOND AMENDED AND RESTATED PROMISSORY NOTE


                           SECOND AMENDED AND RESTATED
                                 PROMISSORY NOTE

$277,500
October 15, 2001                                           San Diego, California

         FOR VALUE RECEIVED, Randall E. Woods and Nancy Saint Woods, a married couple residing in the State of California ("BORROWERS"), hereby unconditionally jointly and severally promise to pay to the order of Corvas International, Inc., a Delaware corporation ("LENDER"), in lawful money of the United States of America and in immediately available funds, the principal sum of $277,500 (the "LOAN") which shall be due and payable on the dates and in the manner set forth below. This Second Amended and Restated Promissory Note (this "NOTE") amends and restates in its entirety that certain Amended and Restated Secured Promissory Note, dated August 28, 1997, issued by Borrowers to Lender, as amended pursuant to that certain First Amendment to Amended and Restated Secured Promissory Note, dated as of September 17, 1998, further amended pursuant to that certain Second Amendment to Amended and Restated Secured Promissory Note, dated as of July 7, 1999, and further amended pursuant to that certain Third Amendment to Amended and Restated Secured Promissory Note, dated as of September 12, 2000 (collectively, the "PRIOR LOAN DOCUMENTS").

         1. PRINCIPAL REPAYMENT. The outstanding principal balance of the Loan shall be repaid on the dates and in the amounts set forth below.

                  REPAYMENT DATE                     REPAYMENT AMOUNT

                  December 14, 2001                  $27,750

                  February 15, 2002                  $55,500

                  May 15, 2002                       $83,250

                  August 15, 2002                    $111,000

In addition, the outstanding principal balance of the Loan may be prepaid in full at any time without penalty or premium.

         2. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Lender, 3030 Science Park Road, San Diego, CA 92121, unless another place of payment shall be specified in writing by Lender.

         3. APPLICATION OF PAYMENTS. All payments on this Note shall be applied first to any outstanding costs or expenses of Lender owed or owing by Borrowers to Lender in accordance with the terms hereof and thereafter to the outstanding unpaid principal balance of the Loan.

         4. DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

            (a) Borrower fails to pay timely any amount due under this Note on the dates the same becomes due and payable;


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            (b) Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

            (c) An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower; or

            (d) In the event that Randall E. Woods is no longer an employee of Lender for any reason.

Upon the occurrence of an Event of Default hereunder, all unpaid principal and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b), (c) and (d) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law.

         5. WAIVERS; COSTS OF COLLECTION. Each of the Borrowers hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay on demand all costs and expenses of Lender in the collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

         6. RELEASE OF SECURITY INTEREST. By acceptance of this Note, Lender acknowledges and agrees that any security interest previously granted by either or both Borrowers under any of the Prior Loan Documents in order to secure Borrowers' obligations under any of the Prior Loan Documents or this Note is hereby terminated and released.

         7. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

         8. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to each of the Borrowers and shall extend to any holder hereof.

                                                BORROWERS


                                                /s/ RANDALL E. WOODS
                                                --------------------------------
                                                Randall E. Woods


                                                /s/ NANCY SAINT WOODS
                                                --------------------------------
                                                Nancy Saint Woods


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